                                                                     EXHIBIT 4.1


                                                                  EXECUTION COPY



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                        ARDEN REALTY LIMITED PARTNERSHIP

                                     Issuer

                                       and

                              THE BANK OF NEW YORK

                                     Trustee

                            -------------------------

                                    INDENTURE

                           Dated as of March 14, 2000

                            -------------------------



                             SENIOR DEBT SECURITIES


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

                                TABLE OF CONTENTS


                                                                                          Page
RECITALS OF THE ISSUER.....................................................................1
ARTICLE ONE  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.......................1
SECTION 101.  DEFINITIONS..................................................................1
            Acquired Indebtedness..........................................................2
            Act............................................................................2
            Additional Amounts.............................................................2
            Affiliate......................................................................2
            Annual Debt Service Charge.....................................................2
            Authenticating Agent...........................................................2
            Authorized Newspaper...........................................................2
            Bankruptcy Law.................................................................2
            Board of Directors.............................................................2
            Board Resolution...............................................................2
            Business Day...................................................................2
            Clearstream....................................................................3
            Commission.....................................................................3
            Common Depositary..............................................................3
            Consolidated Income Available for Debt Service.................................3
            Consolidated Interest Expense..................................................3
            Consolidated Net Income........................................................3
            Conversion Event...............................................................3
            Corporate Trust Office.........................................................3
            Corporation....................................................................3
            Custodian......................................................................3
            Debt ..........................................................................4
            Defaulted Interest.............................................................4
            Dollar.........................................................................4
            DTC............................................................................4
            ECU............................................................................4
            Euroclear......................................................................4
            European Community.............................................................4
            European Monetary System.......................................................4
            European Union.................................................................4
            Event of Default...............................................................4
            Exchange Act...................................................................4
            Exchange Date..................................................................4
            Foreign Currency...............................................................5
            GAAP...........................................................................5
            General Partner................................................................5
            Government Obligations.........................................................5
            Holder.........................................................................5
            Indenture......................................................................5
            Indexed Security...............................................................5
            Interest.......................................................................5
            Interest Payment Date..........................................................6
            Issuer.........................................................................6
            Issuer Request.................................................................6
            Judgment Currency..............................................................6
            Legal Holiday..................................................................6


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
            Make-Whole Amount..............................................................6
            Maturity.......................................................................6
            Officers' Certificate..........................................................6
            Opinion of Counsel.............................................................6
            Original Issue Discount Security...............................................6
            Outstanding....................................................................6
            Paying Agent...................................................................7
            Person ........................................................................8
            Place of Payment...............................................................8
            Predecessor Security...........................................................8
            Recourse Indebtedness..........................................................8
            Redemption Date................................................................8
            Redemption Price...............................................................8
            Registered Security............................................................8
            Regular Record Date............................................................8
            Reinvestment Rate..............................................................8
            Repayment Date.................................................................9
            Repayment Price................................................................9
            Responsible Officer............................................................9
            Secured Debt...................................................................9
            Security.......................................................................9
            Security Register..............................................................9
            Significant Subsidiary.........................................................9
            Special Record Date............................................................9
            Stated Maturity................................................................9
            Statistical Release............................................................9
            Subsidiary....................................................................10
            Total Assets..................................................................10
            Total Unencumbered Assets.....................................................10
            Trust Indenture Act or........................................................10
            Trustee.......................................................................10
            Undepreciated Real Estate Assets..............................................10
            United States.................................................................10
            United States Person..........................................................10
            Unsecured Debt................................................................10
            Yield to Maturity.............................................................10
SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS........................................10
SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE......................................11
SECTION 104.  ACTS OF HOLDERS.............................................................11
SECTION 105.  NOTICES, ETC., TO TRUSTEE AND ISSUER........................................12
SECTION 106.  NOTICE TO HOLDERS; WAIVER...................................................13
SECTION 107.  EFFECT OF HEADINGS AND TABLE OF CONTENTS....................................13
SECTION 108.  SUCCESSORS AND ASSIGNS......................................................13
SECTION 109.  SEVERABILITY CLAUSE.........................................................13
SECTION 110.  BENEFITS OF INDENTURE.......................................................13
SECTION 111.  GOVERNING LAW...............................................................14
SECTION 112.  LEGAL HOLIDAYS..............................................................14
SECTION 113.  QUALIFICATION UNDER TRUST INDENTURE ACT.....................................14
SECTION 114.  COUNTERPARTS................................................................14
SECTION 115.  JUDGMENT CURRENCY...........................................................14
SECTION 116.  NONRECOURSE.................................................................15
ARTICLE TWO  SECURITIES FORMS.............................................................15
SECTION 201.  FORMS OF SECURITIES.........................................................15
SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.............................15
SECTION 203.  SECURITIES ISSUABLE IN GLOBAL FORM..........................................16


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

ARTICLE THREE THE SECURITIES..............................................................17
SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES........................................17
SECTION 302.  CURRENCY, DENOMINATIONS.....................................................20
SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING..............................20
SECTION 304.  TEMPORARY SECURITIES........................................................22
SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.........................24
SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES............................26
SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS RESERVED...............................27
SECTION 308.  PERSONS DEEMED OWNERS.......................................................28
SECTION 309.  CANCELLATION................................................................28
SECTION 310.  COMPUTATION OF INTEREST.....................................................29
SECTION 311.  CUSIP NUMBERS...............................................................29
ARTICLE FOUR SATISFACTION AND DISCHARGE..................................................29
SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.....................................29
SECTION 402.  APPLICATION OF TRUST FUNDS..................................................30
ARTICLE FIVE REMEDIES.....................................................................30
SECTION 501   EVENTS OF DEFAULT...........................................................30
SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT..........................32
SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.............33
SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM............................................34
SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.................34
SECTION 506.  APPLICATION OF MONEY COLLECTED..............................................34
SECTION 507.  LIMITATION ON SUITS.........................................................35
SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM OR
                 MAKE-WHOLE AMOUNT, IF ANY, INTEREST AND ADDITIONAL AMOUNTS...............35
SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES..........................................36
SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE..............................................36
SECTION 511.  DELAY OR OMISSION NOT WAIVER................................................36
SECTION 512.  CONTROL BY HOLDERS OF SECURITIES............................................36
SECTION 513.  WAIVER OF PAST DEFAULTS.....................................................36
SECTION 514.  WAIVER OF USURY, STAY OR EXTENSION LAWS.....................................37
SECTION 515.  UNDERTAKING FOR COSTS.......................................................37
ARTICLE SIX THE TRUSTEE...................................................................37
SECTION 601.  NOTICE OF DEFAULTS..........................................................37
SECTION 602.  CERTAIN RIGHTS OF TRUSTEE...................................................37
SECTION 603.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES......................39
SECTION 604.  MAY HOLD SECURITIES.........................................................39
SECTION 605.  MONEY HELD IN TRUST.........................................................39
SECTION 606.  COMPENSATION AND REIMBURSEMENT..............................................39
SECTION 607.  CORPORATE TRUSTEE REQUIRED ELIGIBILITY; CONFLICTING INTERESTS...............40
SECTION 608.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR...........................40
SECTION 609.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR......................................42
SECTION 610.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.................42
SECTION 611.  APPOINTMENT OF AUTHENTICATING AGENT.........................................43
SECTION 612.  TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE ISSUER......................45
ARTICLE SEVEN HOLDERS' LIST AND REPORTS BY TRUSTEE AND ISSUER.............................45
SECTION 701.  DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS................................45
SECTION 702.  REPORTS BY TRUSTEE..........................................................45
SECTION 703.  REPORTS BY ISSUER...........................................................46

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
SECTION 704.  ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS....................46
ARTICLE EIGHT CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE............................47
SECTION 801.  CONSOLIDATIONS AND MERGERS OF ISSUER AND SALES, LEASES AND CONVEYANCE
                 PERMITTED SUBJECT TO CERTAIN CONDITIONS..................................47
SECTION 802.  RIGHTS AND DUTIES OF SUCCESSOR CORPORATION..................................47
SECTION 803.  OFFICERS' CERTIFICATE AND OPINION OF COUNSEL................................47
ARTICLE NINE SUPPLEMENTAL INDENTURES......................................................48
SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS..........................48
SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.............................49
SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES........................................50
SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES...........................................50
SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.........................................50
SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES..........................50
SECTION 907.  NOTICE OF SUPPLEMENTAL INDENTURES...........................................50
ARTICLE TEN COVENANTS.....................................................................50
SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM OR MAKE-WHOLE AMOUNT, IF ANY, INTEREST
                 AND ADDITIONAL AMOUNTS...................................................50
SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY............................................51
SECTION 1003.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST..........................51
SECTION 1004.  LIMITATIONS ON INCURRENCE OF DEBT..........................................53
SECTION 1005.  [intentionally omitted]....................................................54
SECTION 1006.  EXISTENCE..................................................................54
SECTION 1007.  MAINTENANCE OF PROPERTIES..................................................54
SECTION 1008.  INSURANCE..................................................................54
SECTION 1009.  PAYMENT OF TAXES AND OTHER CLAIMS..........................................54
SECTION 1010.  PROVISION OF FINANCIAL INFORMATION.........................................54
SECTION 1011.  STATEMENT AS TO COMPLIANCE.................................................55
SECTION 1012.  ADDITIONAL AMOUNTS.........................................................55
SECTION 1013.  WAIVER OF CERTAIN COVENANTS................................................56
SECTION 1014.  DELIVERY OF CERTAIN INFORMATION............................................56
SECTION 1015.  OFFICERS' CERTIFICATE AS TO AN EVENT OF DEFAULT............................56
ARTICLE ELEVEN REDEMPTION OF SECURITIES...................................................56
SECTION 1101.  APPLICABILITY OF ARTICLE...................................................56
SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE......................................57
SECTION 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED..........................57
SECTION 1104.  NOTICE OF REDEMPTION.......................................................57
SECTION 1105.  DEPOSIT OF REDEMPTION PRICE................................................58
SECTION 1106.  SECURITIES PAYABLE ON REDEMPTION DATE......................................58
SECTION 1107.  SECURITIES REDEEMED IN PART................................................59
ARTICLE TWELVE SINKING FUNDS..............................................................59
SECTION 1201.  APPLICABILITY OF ARTICLE...................................................59
SECTION 1202.  SATISFACTION OF SINKING FUND PAYMENT WITH SECURITIES.......................59
SECTION 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND..................................59
ARTICLE THIRTEEN REPAYMENT AT THE OPTION OF HOLDERS.......................................60
SECTION 1301.  APPLICABILITY OF ARTICLE...................................................60
SECTION 1302.  REPAYMENT OF SECURITIES....................................................60
SECTION 1303.  EXERCISE OF OPTION.........................................................60
SECTION 1304.  WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE.............61
SECTION 1305.  SECURITIES REPAID IN PART..................................................61
ARTICLE FOURTEEN DEFEASANCE AND COVENANT DEFEASANCE.......................................61
SECTION 1401.  APPLICABILITY OF ARTICLE; ISSUER'S OPTION TO EFFECT DEFEASANCE OR
                 COVENANT DEFEASANCE......................................................61

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
SECTION 1402.  DEFEASANCE AND DISCHARGE...................................................62
SECTION 1403.  COVENANT DEFEASANCE........................................................62
SECTION 1404.  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE............................62
SECTION 1405.  DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST;
                 OTHER MISCELLANEOUS PROVISIONS...........................................64
ARTICLE FIFTEEN MEETINGS OF HOLDERS OF SECURITIES.........................................64
SECTION 1501.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED..................................64
SECTION 1502.  CALL, NOTICE AND PLACE OF MEETINGS.........................................65
SECTION 1503.  PERSONS ENTITLED TO VOTE AT MEETINGS.......................................65
SECTION 1504.  QUORUM; ACTION.............................................................65
SECTION 1505.  DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS........66
SECTION 1506.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS............................67
SECTION 1507.  EVIDENCE OF ACTION TAKEN BY HOLDERS........................................67
SECTION 1508.  PROOF OF EXECUTION OF INSTRUMENTS..........................................67
ARTICLE SIXTEEN SECURITIES IN FOREIGN CURRENCIES..........................................67
SECTION 1601.  APPLICABILITY OF ARTICLE...................................................67


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



                        ARDEN REALTY LIMITED PARTNERSHIP

            Reconciliation and Tie between Trust Indenture Act of 1939 (the "TIA" or "Trust Indenture Act") and the Indenture, dated as of March 14, 2000

Trust Indenture Act Section                               Indenture Section
Sec.  310(a)(1).............................                    607
         (a)(2).............................                    607
         (b)................................                    607, 608
Sec.  312(a)................................                    704
Sec.  312(c)................................                    701
Sec.  313(a)................................                    702
         (c)................................                    702
Sec.  314(a)................................                    703
         (a)(4).............................                    1011
         (c)(1).............................                    102
         (c)(2).............................                    102
         (e)................................                    102
Sec.  315(b) ...............................                    601
Sec.  316(a) (last sentence)...............                     101 ("Outstanding")
         (a)(1)(A)..........................                    502, 512
         (a)(1)(B)..........................                    513
         (b)................................                    508
Sec.  317(a)(1) ............................                    503
         (a)(2).............................                    504
Sec.  318(a)................................                    113
         (c)................................                    113



NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

            Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

               INDENTURE (this "Indenture"), dated as of March 14, 2000, between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership (the "Issuer"), having its principal offices at 11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025-1740 and The Bank of New York, a New York banking corporation, as Trustee hereunder (the "Trustee"), having its Corporate Trust Office at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attn.:
Corporate Trust Administration.

                             RECITALS OF THE ISSUER

               The Issuer deems it necessary to issue from time to time for its lawful purposes senior debt securities (hereinafter called the "Securities") evidencing its unsecured and unsubordinated indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided.

               Upon making the appropriate filings with the Securities and Exchange Commission, this Indenture will be subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

               All things necessary to make this Indenture a legal, valid and binding agreement of the Issuer, in accordance with its terms, have been done.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

               SECTION 101. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

        (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

        (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein;

        (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

        (4) the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

        (5)    the word "or" is always used inclusively.

               "ACQUIRED INDEBTEDNESS" means Debt of a Person (i) existing at the time the Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from the Person, in each case, other than Debt incurred in connection with, or in contemplation of, the Person becoming a Subsidiary or that acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

               "ACT," when used with respect to any Holder, has the meaning specified in Section 104.

               "ADDITIONAL AMOUNTS" means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Issuer in respect of certain taxes, assessments or other governmental charges imposed on certain Holders and which are owing to such Holders.

               "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "ANNUAL DEBT SERVICE CHARGE," as of any date means the amount which is expensed in any 12 month period for Consolidated Interest Expense of the Issuer and its Subsidiaries.

               "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 611 to act on behalf of the Trustee to authenticate Securities of one or more series.

               "AUTHORIZED NEWSPAPER" means a newspaper, printed in the English language or in an official language of the place of publication, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

               "BANKRUPTCY LAW" has the meaning specified in Section 501.

               "BOARD OF DIRECTORS" means the board of directors of the General Partner or any committee of that board duly authorized to act thereunder.

               "BOARD RESOLUTION" means a copy of one or more resolutions certified by the Secretary or an Assistant Secretary of the General Partner to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "BUSINESS DAY" when used with respect to any Place of Payment or any other location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, any day, other than a Saturday or Sunday or other day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

               "CLEARSTREAM" means Clearstream International, or its successor.

               "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties on such date.

               "COMMON DEPOSITARY" has the meaning specified in Section 304(b).

               "CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE" for any period means Consolidated Net Income plus amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense, (ii) provision for taxes of the Issuer and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures, (v) increases in deferred taxes and other non-cash items, (vi) charges resulting from a change in accounting principles and (vii) charges for early extinguishment of debt, and less amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures and (b) decreases in deferred taxes and other non-cash items.

               "CONSOLIDATED INTEREST EXPENSE" means, for any period, and without duplication, all interest (including the interest component of rentals on leases reflected in accordance with GAAP as capitalized leases on the Issuer's consolidated balance sheet, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other securities) of the Issuer and its Subsidiaries, but excluding legal fees, title insurance charges and other out-of-pocket fees and expenses incurred in connection with the issuance of Debt, all determined in accordance with GAAP.

               "CONSOLIDATED NET INCOME" for any period means the amount of net income (or loss) of the Issuer and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

               "CONVERSION EVENT" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Union or (iii) any currency unit or composite currency other than the ECU for the purposes for which it was established.

               "CORPORATE TRUST OFFICE" means the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attn.:
Corporate Trust Administration.

               "CORPORATION" includes corporations and limited liability companies, associations, partnerships, real estate investment trusts, companies and business trusts.

               "CUSTODIAN" has the meaning specified in Section 501.

               "DEBT" of any Person means, without duplication, any indebtedness of such Person, whether or not contingent, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by such Person, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by such Person as lessee which is reflected on such Person's consolidated balance sheet as a capitalized lease in accordance with GAAP; in the case of items of indebtedness under (i) through (iii) above only to the extent that any such items (other than letters of credit) would appear as a liability on such Person's consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another Person (other than such Person and its Subsidiaries) (it being understood that "Debt" shall be deemed to be incurred by the Issuer and its Subsidiaries on a consolidated basis whenever the Issuer and its Subsidiaries on a consolidated basis shall create, assume, guarantee or otherwise become liable in respect thereof; Debt of a Subsidiary of the Issuer existing prior to the time it became a Subsidiary of the Issuer shall be deemed to be incurred upon such Subsidiary's becoming a Subsidiary of the Issuer, and Debt of a Person existing prior to a merger or consolidation of such Person with the Issuer or any Subsidiary of the Issuer in which such Person is the successor of the Issuer or such Subsidiary shall be deemed to be incurred upon the consummation of such merger or consolidation); provided, however, that the term Debt shall not include any such indebtedness that has been the subject of an "in substance" defeasance in accordance with GAAP.

               "DEFAULTED INTEREST" has the meaning specified in Section 307.

               "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

               "DTC" has the meaning specified in Section 304(b).

               "ECU" means European Currency Units as defined and revised from time to time by the Council of the European Community.

               "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

               "EUROPEAN COMMUNITY" means the European Economic Community.

               "EUROPEAN MONETARY SYSTEM" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Community.

               "EUROPEAN UNION" means the European Community, the European Coal and Steel Community and the European Atomic Energy Community.

               "EVENT OF DEFAULT" has the meaning specified in Article Five.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any successor statute thereto, in each case as amended from time to time, and the rules and regulations of the Commission thereunder.

               "EXCHANGE DATE" has the meaning specified in Section 304(b).

               "FOREIGN CURRENCY" means any currency, currency unit or composite currency, including, without limitation, the ECU, issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

               "GAAP" means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis; provided that solely for purposes of any calculation required by the financial covenants contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

               "GENERAL PARTNER" means Arden Realty, Inc., a Maryland corporation, as general partner of the Issuer.

               "GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States of America or the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the foreign currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depositary receipt.

               "HOLDER" means, in the case of any Registered Security, the Person in whose name such Security is registered in the Security Register.

               "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of a particular series of Securities established as contemplated by Section 301.

               "INDEXED SECURITY" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

               "INTERCOMPANY DEBT" means Debt to which the only parties are the Issuer, the General Partner and any of their Subsidiaries, but only so long as such Debt is held solely by any of the Issuer, the General Partner and any Subsidiary and provided that, in the case of Debt owed to Subsidiaries, such Debt is subordinate in right of payment to the Securities.

               "INTEREST," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1012, includes such Additional Amounts.

               "INTEREST PAYMENT DATE," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

               "ISSUER" means the Person named as the "Issuer" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

               "ISSUER REQUEST" and "ISSUER ORDER" mean, respectively, a written request or order signed in the name of the Issuer by the General Partner by its Chairman of the Board of Directors, its President or a Vice President (whether or not designated by a number or a word or words added before or after the title "vice president"), and by its Chief Financial Officer, Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, of the General Partner, and delivered to the Trustee.

               "JUDGMENT CURRENCY" has the meaning specified in Section 115.

               "LEGAL HOLIDAY" means a day that is not a Business Day.

               "MAKE-WHOLE AMOUNT" means, in connection with any optional redemption or accelerated payment of any Securities, the excess, if any, of: (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date notice of such redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, to the date of redemption or accelerated payment; over (ii) the aggregate principal amount of the Securities being redeemed or paid.

               "MATURITY," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase, notice of option to elect repayment or otherwise, and includes the Redemption Date.

               "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors, the President or a Vice President (whether or not designated by a number or a word or words added before or after the title "vice president") of the General Partner and by the Chief Financial Officer, Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the General Partner, and delivered to the Trustee.

               "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Issuer or the General Partner or who may be an employee of or other counsel for the Issuer or the General Partner and who shall be reasonably satisfactory to the Trustee.

               "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

               "OUTSTANDING," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore canceled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation,

               (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (iii) Securities, except to the extent provided in Sections 1402 and 1403, with respect to which the Issuer has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

               (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination or calculation, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such Security is originally issued by the Issuer, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iv) Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such determination or calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor.

               "PAYING AGENT" means any Person authorized by the Issuer to pay the principal of (and premium and Additional Amounts, if any) or interest on any Securities on behalf of the Issuer.

               "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, joint-stock company, trust, unincorporated organization, real estate investment trust or government or any agency or political subdivision thereof.

               "PLACE OF PAYMENT," when used with respect to any Security, means the place or places where the principal of (and premium and Additional Amounts, if any) and interest on such Securities are payable as specified as contemplated by Sections 301 and 1002.

               "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

               "RECOURSE INDEBTEDNESS" means Debt, other than Secured Debt as to which Secured Debt the liability of the obligor thereon is limited to its interest in the collateral securing such Secured Debt, provided that no such Secured Debt shall constitute Recourse Indebtedness by reason of provisions therein for imposition of full recourse liability on the obligor for certain wrongful acts, environmental liabilities, or other customary exclusions from the scope of so-called "non-recourse" provisions.

               "REDEMPTION DATE," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

               "REDEMPTION PRICE," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture or such Security.

               "REGISTERED SECURITY" shall mean any Security which is registered in the Security Register.

               "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on any Registered Security of or within any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

               "REINVESTMENT RATE" means the yield on Treasury securities at a constant maturity corresponding to the remaining life (as of the date of redemption, and rounded to the nearest month) to stated maturity of the principal being redeemed (the "Treasury Yield"), plus 0.25%. For purposes hereof, the Treasury Yield shall be equal to the arithmetic mean of the yields published in the Statistical Release under the heading "Week Ending" for "U.S. Government Securities--Treasury Constant Maturities" with a maturity equal to the remaining life; provided, that if no published maturity exactly corresponds to the remaining life, then the Treasury Yield shall be interpolated or extrapolated on a straight-line basis from the arithmetic means of the yields for the next shortest and next longest published maturities. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Issuer.

               "REPAYMENT DATE" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

               "REPAYMENT PRICE" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

               "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

               "SECURED DEBT" means, without duplication, Debt that is secured by a mortgage, trust deed, deed of trust, deed to secure Debt, security agreement, pledge, conditional sale or other title retention agreement, capitalized lease, or other like agreement granting or conveying security title to or a security interest in real property or other tangible assets. Secured Debt shall be deemed to be incurred (i) on the date the Issuer or any Subsidiary creates, assumes, guarantees or otherwise becomes liable in respect thereof if it is secured in the manner described in the preceding sentence on such date or
(ii) on the date the Issuer or any Subsidiary first secures such Debt in the manner described in the preceding sentence if such Debt was not so secured on the date it was incurred.

               "SECURITY" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided; however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

               "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

               "SIGNIFICANT SUBSIDIARY" means any Subsidiary which is a "significant subsidiary" (as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act of 1933, as amended) of the Issuer.

               "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 307.

               "STATED MATURITY," when used with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date specified in such Security representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest, or such Additional Amounts are due and payable.

               "STATISTICAL RELEASE" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

               "SUBSIDIARY" means, as to any Person, (i) a corporation, partnership, limited liability company, trust, real estate investment trust or other entity a majority of the outstanding voting stock, partnership interests or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Issuer or by one or more Subsidiaries of the Issuer. For the purposes of this definition, "voting stock" means stock having the voting power for the election of directors, general partners, managers or trustees, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

               "TOTAL ASSETS" as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP (but excluding intangibles and accounts receivable).

               "TOTAL UNENCUMBERED ASSETS" as of any date means the sum of (i) the Undepreciated Real Estate Assets not securing any portion of Secured Debt and (ii) all other assets of the Issuer and its Subsidiaries on a consolidated basis not securing any portion of Secured Debt determined in accordance with GAAP (but excluding intangibles and accounts receivable).

               "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

               "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

               "UNDEPRECIATED REAL ESTATE ASSETS" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Issuer and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

               "UNITED STATES" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

               "UNITED STATES PERSON" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

               "UNSECURED DEBT" means Debt of the Issuer or any Subsidiary that is not Secured Debt.

               "YIELD TO MATURITY" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such

Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

               SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS. Except as otherwise expressly provided in this Indenture, upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates delivered pursuant to Section 1011) shall include:

        (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

        (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

               SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the General Partner may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations of or by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the General Partner stating that the information as to such factual matters is in the possession of the Issuer, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

               SECTION 104. ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the TIA) conclusive in favor of the Trustee and the Issuer and any agent of the Trustee or the Issuer, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

               (c) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

               (d) If the Issuer shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuer shall have no obligation to do so. If such a record date is fixed, notice of such Record Date shall be delivered to the Trustee and such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date, provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

               SECTION 105. NOTICES, ETC., TO TRUSTEE AND ISSUER. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

        (A) the Trustee by a Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office or if given by facsimile transmission (at the facsimile number provided by the Trustee in writing for purposes of giving notices), receipt confirmed by telephone followed by an original copy delivered by guaranteed overnight courier, or

        (B) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Issuer or if given by facsimile transmission (facsimile number (310) 966-9494 Attention: Chief Financial Officer or such other facsimile number as the Issuer shall provide), receipt confirmed by telephone followed by an original copy delivered by guaranteed overnight courier.

               SECTION 106. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice of any event to Holders of Registered Securities by the Issuer or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

               If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

               Any request, demand, authorization, direction, notice, consent, waiver or Act required or permitted under this Indenture shall be in the English language, except that, if the Issuer so elects, any published notice may be in an official language of the country of publication.

               Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               SECTION 107. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

               SECTION 108. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

               SECTION 109. SEVERABILITY CLAUSE. In case any provision in this Indenture or in any Security shall be deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 110. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

               SECTION 111. GOVERNING LAW. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 112. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security, or the last date on which a Holder has the right to exchange Securities of a series that are exchangeable, shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security other than a provision in any Security that specifically states that such provision shall apply in lieu hereof), payment of interest or any Additional Amounts or principal (and premium or Make-Whole Amount, if any) need not be made at such Place of Payment on such date and such Securities need not be exchanged on such date, but such payment may be made and such Securities may be exchanged on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity or on such last day for exchange, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity or last day for or exchange, as the case may be.

               SECTION 113. QUALIFICATION UNDER TRUST INDENTURE ACT. In the event this Indenture is or becomes qualified under the provisions of the TIA, the provisions hereof shall be subject to the TIA, all provisions which the TIA provides as automatically deemed to be included in an indenture to be qualified thereunder shall be included herein, and, in the event of any conflict between the provisions hereof and the provisions of the TIA, the mandatory provisions of the TIA shall control.

               SECTION 114. COUNTERPARTS. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

               SECTION 115. JUDGMENT CURRENCY. The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and (b) the Issuer's obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable, and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Legal Holiday in The City of New York.

               SECTION 116. NONRECOURSE. Unless otherwise provided in the Board Resolution authorizing a particular series of Securities in accordance with
Section 301, no recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security, or because of any Debt evidenced thereby (including, without limitation, any obligation or indebtedness relating to the principal of, or premium or Make-Whole Amount, if any, interest or any other amounts due, or claimed to be due, on any Security issued hereunder), or for any claim based thereon or otherwise in respect thereof, shall be had (i) against the General Partner or any other partner, or any Person which owns an interest, directly or indirectly, in any partner, in the Issuer, or (ii) against any promoter, as such, or against any past, present or future shareholder, officer, member, trustee or partner, as such, of the Issuer or the General Partner or of any successor, either directly or through the Issuer or the General Partner or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities. Unless otherwise provided in the Board Resolution authorizing a particular series of Securities in accordance with Section 301, the Holders of the Securities hereunder acknowledge by the acceptance of the Securities that their sole remedies under this Indenture for any Default by the Issuer in the payment of the principal of, or any premium or Make-Whole Amount, if any, interest or any amounts due, or claimed to be due, on any Security, or otherwise, are limited to claims against the property of the Issuer as provided in Section 503 hereof.

                                   ARTICLE TWO
                                SECURITIES FORMS

               SECTION 201. FORMS OF SECURITIES. The Registered Securities, if any, of each series shall be in substantially the forms as shall be established in one or more indentures supplemental hereto, as set forth in an Officers' Certificate delivered to the Trustee or approved from time to time by or pursuant to a Board Resolution in accordance with Section 301, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

               The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders, mechanically reproduced on safety paper or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

               SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

                             This is one of the Securities of the series
               designated therein referred to in the within-mentioned Indenture.

                                           (TRUSTEE)
                                           as Trustee




                                           By:
                                               ---------------------------------
                                               Authorized Signatory

               SECTION 203. SECURITIES ISSUABLE IN GLOBAL FORM. If Securities of or within a series are issuable in global form, as specified as contemplated by
Section 301, then, notwithstanding clause (9) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it or any number of such Securities shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security prepared by the Issuer in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. If an Issuer Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Issuer with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

               The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Issuer and the Issuer delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

               Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of, and any premium and interest on, and any Additional Amounts in respect of, any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.

               Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Issuer, the Trustee and any agent of the Issuer and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a global Security the Holder of such global Security in registered form.

                                  ARTICLE THREE
                                 THE SECURITIES

               SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

               The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (16) below), if so provided, may be determined from time to time by the Issuer with respect to unissued Securities of the series when issued from time to time):

        (1) the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

        (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906, 1107 or 1305);

        (3) the percentage of the principal amount at which the Securities of the series will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of maturity thereof;

        (4) the date or dates, or the method for determining such date or dates, on which the principal of the Securities of the series shall be payable;

        (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

        (6) the place or places, if any, other than or in addition to the Borough of Manhattan, New York City, where (i) the principal of (and premium or Make-Whole Amount, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, the Securities of the series shall be payable, (ii) any Registered Securities of the series may be surrendered for registration of transfer or exchange and (iii) notices or demands to or upon the Issuer in respect of the Securities of the series and this Indenture may be served;

        (7) the period or periods within which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which the Securities of the series may be redeemed, as a whole or in part, at the option of the Issuer, if the Issuer is to have such an option;

        (8) the obligation, if any, of the Issuer to redeem, repay or purchase the Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which the Securities of the series shall be redeemed, repaid or purchased, as a whole or in part, pursuant to such obligation;

        (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of the series shall be issuable;

        (10) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

        (11) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

        (12) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated;

        (13) whether the amount of payments of principal of (and premium or Make-Whole Amount, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

        (14) whether the principal of (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any, on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

        (15) provisions, if any, granting special rights to the Holders of the Securities of the series upon the occurrence of such events as may be specified;

        (16) any deletions from, modifications of or additions to the Events of Default or covenants of the Issuer with respect to the Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

        (17) whether the Securities of the series will be in certificated or book-entry form and, if certificated, whether Securities of the series are to be issuable as Registered Securities, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
               Section 305, and, if Registered Securities of the series are to be issuable as a global Security, the identity of the depositary for such series;

        (18) the date as of which any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

        (19) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

        (20) the applicability, if any, of Sections 1402 and/or 1403 to the Securities of the series and any provisions in modification of, in addition to or in lieu of, any of the provisions of Article Fourteen;

        (21) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

        (22) whether and under what circumstances the Issuer will pay Additional Amounts on the Securities of the series to any Holder who is not a United States Person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

        (23) with respect to any Securities that provide for optional redemption or prepayment upon the occurrence of certain events (such as a change of control of the Issuer), (i) the possible effects of such provisions on the market price of the Issuer's or the General Partner's securities or in deterring certain mergers, tender offers or other takeover attempts, and the intention of the Issuer to comply with the requirements of Rule 14e-1 under the Exchange Act and any other applicable securities laws in connection with such provisions; (ii) whether the occurrence of the specified events may give rise to cross-defaults on other indebtedness such that payment on such Securities may be effectively subordinated; and (iii) the existence of any limitations on the Issuer's financial or legal ability to repurchase such Securities upon the occurrence of such an event (including, if true, the lack of assurance that such a repurchase can be effected) and the impact, if any, under the Indenture of such a failure, including whether and under what circumstances such a failure may constitute an Event of Default;

        (24) with respect to any Securities that may be issued in a private offering, the restrictions on transfer and legends relating to such Securities of the series and whether Securities of the series are entitled to registration or exchange rights; and

        (25) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

               All Securities of any one series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution establishing the series (subject to Section 303 and the second paragraph of this Section 301) and set forth in an Officers' Certificate or in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

               If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the General Partner and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

               SECTION 302. CURRENCY, DENOMINATIONS. Unless otherwise provided as contemplated by Section 301, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided as contemplated by Section 301, Registered Securities denominated in Dollars (other than Registered Securities issued in global form, which may be of any denomination) shall be issuable in denominations of $1,000 and any integral multiple thereof. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

               SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Issuer by the General Partner by its Chairman of the Board, its President or one of its Vice Presidents (whether or not designated by a number or word or words added before or after the title "vice president"), under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

               Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the General Partner shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

               At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver the Securities of any series, executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities.

               If all the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Issuer Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Section 315(a) through 315(d)) shall be fully protected in relying upon:

                             (a)    an Opinion of Counsel stating that:

                                    (1) the terms and the form or forms of such Securities have been established in conformity with the provisions of this Indenture; and

                                    (2) such Securities, when completed by
                                    appropriate insertions and executed and
                                    delivered by the Issuer to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and will entitle the Holders thereof to the benefits of this Indenture; and

                             (b) an Officers' Certificate stating that all
               conditions precedent provided for in this Indenture relating to the issuance of the Securities have been complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to any of the Securities shall have occurred and be continuing.

               If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

               Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers' Certificate otherwise required pursuant to Section 301 or an Issuer Order, or an Opinion of Counsel or an Officers' Certificate otherwise required pursuant to the preceding paragraph at the time of issuance of each Security of such series, but such order, opinion and certificates, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

               Each Registered Security shall be dated the date of its authentication.

               No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

               SECTION 304. TEMPORARY SECURITIES. (a) Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

               Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 304(b) or as otherwise provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

               (b) Unless otherwise provided in or pursuant to a Board Resolution, this Section 304(b) shall govern the exchange of temporary Securities issued in global form other than through the facilities of The Depository Trust Company ("DTC"). If any such temporary Security is issued in global form, then such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and Clearstream, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

               Without unnecessary delay, but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Issuer shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Issuer. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in registered form or permanent global registered form, or any combination thereof, as specified as contemplated by
Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture or in such other form as may be established pursuant to
Section 301.

               Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or Clearstream, as the case may be, to request such exchange on his behalf and delivers to Euroclear or Clearstream, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and Clearstream, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or Clearstream.

               Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and Clearstream on such Interest Payment Date upon delivery by Euroclear and Clearstream to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other forms as may be established pursuant to Section 301), for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth as Exhibit A-1 to this Indenture (or in such other forms as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 304(b) and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and Clearstream and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Issuer.

               (c) This Section 304(c) shall govern the exchange of temporary Securities issued in global form through the facilities of DTC. If any such temporary Security is issued in global form, then such temporary global security shall, unless otherwise provided therein, be delivered to DTC for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

               Without unnecessary delay, but in any event not later than the Exchange Date, the Issuer shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Issuer. On or after the Exchange Date, such temporary global Security shall be surrendered by DTC to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in registered form, permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof.

               Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs DTC to request such exchange on his behalf. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person.

               Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities for such series occurring prior to the applicable Exchange Date shall be payable to DTC on such Interest Payment Date, for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date.

               SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Issuer in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of the Issuer in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities on such Security Register as herein provided. The Issuer shall have the right to remove and replace from time to time the Security Registrar for any series of Securities;

provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Issuer and shall have accepted such appointment by the Issuer. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

               Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Issuer in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions. Whenever any such Registered Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

               Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the depositary for any permanent global Security is DTC, then unless the terms of such global Security expressly permit such global Security to be exchanged in whole or in part for definitive Securities, a global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such global Security elected or approved by the Issuer or to a nominee of such successor to DTC. If at any time DTC notifies the Issuer that it is unwilling or unable to continue as depositary for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, the Issuer shall appoint a successor depositary with respect to such global Security or Securities. If (x) a successor depositary for such global Security or Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such global Security or Securities advise DTC to cease acting as depositary for such global Security or Securities or (z) the Issuer, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) of any series issued or issuable in the form of one or more global Securities shall no longer be represented by such global Security or Securities, then the Issuer shall prepare and execute, and the Trustee shall authenticate and deliver definitive Securities of like series, rank, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Security or Securities. The Issuer and the Trustee shall be entitled to rely conclusively on information provided by DTC as to the names of the beneficial holders and the amounts owned by such holders. If any beneficial owner of an interest in a permanent global Security is otherwise entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest day on which such interest may be so exchanged, the Issuer shall execute, and the Trustee shall authenticate and deliver definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered for exchange by DTC or such other depositary as shall be specified in the Issuer Order with respect thereto to the Trustee, as the Issuer's agent for such purpose, provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

               All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

               Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906, 1107 or 1305 not involving any transfer.

               Except as otherwise provided in or pursuant to this Indenture, the Issuer or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 and ending at the close of business on the day of the mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

               SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security is surrendered to the Trustee or the Issuer, together with, in proper cases, such security or indemnity as may be required by the Issuer or the Trustee to save each of them and any agent of either of them harmless, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

               If there shall be delivered to the Issuer and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

               Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, by advising the Trustee in writing, instead of issuing a new Security, pay such Security.

               Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

               Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued thereunder.

               The provisions of this Section, as amended or supplemented, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

               SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS RESERVED. Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on and Additional Amounts with respect to any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Issuer maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Registered Security may at the Issuer's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located inside the United States.

               Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or Clearstream, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the Common Depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

               Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (A) or (B) below:

                             (A) The Issuer may elect to make payment of any
               Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and the Issuer shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable on the date of the proposed payment (except as otherwise specified pursuant to Section 301 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Issuer shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Issuer shall promptly notify the Trustee of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (B).

                             (B) The Issuer may make payment of any Defaulted
               Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

               SECTION 308. PERSONS DEEMED OWNERS. Prior to due presentment of a Registered Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium or Make-Whole Amount, if any), and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

               No Holder of any beneficial interest in any global Security held on its behalf by a depositary shall have any rights under this Indenture with respect to such global Security, and such depositary may be treated by the Issuer, the Trustee, and any agent of the Issuer or the

Trustee as the owner of such global Security for all purposes whatsoever. None of the Issuer, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

               Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Issuer, the Trustee, or any agent of the Issuer or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

               SECTION 309. CANCELLATION. All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it; provided, however, where the Place of Payment is located outside of the United States, the Paying Agent at such Place of Payment may cancel the Securities surrendered to it for such purposes prior to delivering the Securities to the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Issuer shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. Canceled Securities held by the Trustee shall be disposed of by the Trustee in its customary manner.

               SECTION 310. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

               SECTION 311. CUSIP NUMBERS. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.
                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

        SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Issuer Request cease to be of further effect with respect to any series of Securities specified in such Issuer Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1012), and the Trustee, upon receipt of an Issuer Order, and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

        (a)    either

               (1) all Securities of such series theretofore authenticated and delivered whose surrender is not required or has been waived as provided in Section 305, (ii) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and
                      (iii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such Trust (as provided in Section 1003), have been delivered to the Trustee for cancellation; or

               (2)    all Securities of such series

                      (A)    have become due and payable, or

                      (B) will become due and payable at their Stated Maturity within one year, or

                      (C) if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities for cancellation, for principal (and premium or Make-Whole Amount, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be,

        (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

        (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

               Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee and any predecessor Trustee under
Section 606, the obligations of the Issuer to any Authenticating Agent under
Section 611 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

               SECTION 402. APPLICATION OF TRUST FUNDS. Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations deposited with the Trustee pursuant to Section 401 or Article 14 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium or Make-Whole Amount, if any), and any interest and Additional Amounts for whose payment such money has or Government Obligations have been deposited with or received by the Trustee, but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE
                                    REMEDIES

               SECTION 501. EVENTS OF DEFAULT. "Event of Default," wherever used herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officers' Certificate establishing the terms of such series pursuant to this Indenture:

        (a) default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of that series, when such interest or Additional Amounts becomes due and payable, and continuance of such default for a period of 30 days; or

        (b) default in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security of that series when it becomes due and payable at its Maturity; or

        (c) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series; or

        (d) default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

        (e) a default under any evidence of Recourse Indebtedness of the Issuer, or under any mortgage, indenture or other instrument of the Issuer (including a default with respect to Securities of any series other than that series) under which there may be issued or by which there may be secured any Recourse Indebtedness of the Issuer (or by any Subsidiary, the repayment of which the Issuer has guaranteed or for which the Issuer is directly responsible or liable as obligor or guarantor), whether such Recourse Debt now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $15,000,000 of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness in an aggregate principal amount exceeding $15,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series of a written notice specifying such default and requiring the Issuer to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

        (f) the Issuer or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (1)    commences a voluntary case;

               (2) consents to the entry of an order for relief against it in an involuntary case;

               (3) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

               (4) makes a general assignment for the benefit of its creditors; or

        (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (1) is for relief against the Issuer or any Significant Subsidiary in an involuntary case,

               (2) appoints a Custodian of the Issuer or any Significant Subsidiary or for all or substantially all of either of its property, or

               (3) orders the liquidation of the Issuer or any Significant Subsidiary,

        and the order or decree remains unstayed and in effect for 90 days; or

        (h) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of that series.

As used in this Section 501, the term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or state law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

               SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal and premium or Make-Whole Amount, if any, and accrued interest (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holders), and upon any such declaration such principal and premium or Make-Whole Amount, if any, and accrued interest or such lesser amount shall become immediately due and payable.

               At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

        (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay in the currency or currency unit or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series):

               (1) all overdue installments of interest on and any Additional Amounts payable in respect of all Outstanding Securities of that series,

               (2) the principal of (and premium or Make-Whole Amount, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities,

               (3) to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue installments of interest and any Additional Amounts at the rate or rates borne by or provided for in such Securities, and

               (4) all sums paid by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel; and

        (b) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of (or premium or Make-Whole Amount, if any) or interest on, and any Additional Amounts with respect to Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

        SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Issuer covenants that if:

        (a) default is made in the payment of any installment of interest or Additional Amounts, if any, on any Security of any series when such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

        (b) default is made in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security of any series at its Maturity, then the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of such series, the whole amount then due and payable on such Securities for principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, with interest upon any overdue principal (and premium or Make-Whole Amount, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest or Additional Amounts, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel.

               If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon such Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon such Securities wherever situated.

               If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

               SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Securities or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal, premium or Make-Whole Amount, if any, or interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, owing and unpaid in respect of the Securities and to file such other claims of the Trustee (including any claim for the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (b) to collect and receive any monies of other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of the Securities of such series to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses and disbursements of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.

               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

               SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES . All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

               SECTION 506. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium or Make-Whole Amount, if any) or interest and any Additional Amounts, upon presentation of the Securities, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

               SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal (and premium or Make-Whole Amount, if any) and interest and any Additional Amounts payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal (and premium or Make-Whole Amount, if any), interest and Additional Amounts, respectively; and

               THIRD:  The balance, if any, to the Issuer.

               SECTION 507. LIMITATION ON SUITS. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

        (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

        (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

        (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

        (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

        (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

               SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM OR MAKE-WHOLE AMOUNT, IF ANY, INTEREST AND ADDITIONAL AMOUNTS. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium or Make-Whole Amount, if any) and (subject to Sections 305 and 307) interest on, and any Additional Amounts in respect of, such Security on the respective Stated Maturity or Maturities specified in such Security (or, in the case of redemption, on the Redemption Date or, in the case of repayment, on the Repayment Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

               SECTION 509. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Issuer, the Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

               SECTION 510. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each Holder of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               SECTION 511. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder of Securities, as the case may be.

               SECTION 512. CONTROL BY HOLDERS OF SECURITIES. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

        (a) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of any series,

        (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

        (c) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein.

               SECTION 513. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

        (a) in the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on or Additional Amounts payable in respect of any Security of such series, or

        (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

               Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

               SECTION 514. WAIVER OF USURY, STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

               SECTION 515. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium or Make-Whole Amount, if any) or interest or Additional Amounts, if any on any Security on or after the respective Stated

Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment, on or after the Repayment Date).

                                   ARTICLE SIX
                                   THE TRUSTEE

               SECTION 601. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series for which it is acting as trustee, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium or Make-Whole Amount, if any) or interest on or any Additional Amounts with respect to any Security of such series, or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the best interests of the Holders of the Securities of such series; and provided further that in the case of any default or breach of the character specified in Section 501(d) with respect to the Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

               SECTION 602. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of TIA Section 315(a) through 315(d):

        (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

        (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate and an Opinion of Counsel;

        (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

        (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney following reasonable notice to the Issuer at the sole expense of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or counsel and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or counsel appointed with due care by it hereunder; and

        (h) subject to Sections 315(a) through 315(d) of the TIA, the Trustee shall not be charged with knowledge of any Event of Default described in Section 501(d), (e), (f), (g) or (h) hereof unless a Responsible Officer of the Trustee shall have received written notice of such Event of Default.

               The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

               Except during the continuance of an Event of Default, the Trustee undertakes to perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

               SECTION 603. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Issuer, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Issuer are true and correct, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

               SECTION 604. MAY HOLD SECURITIES. The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Trustee or the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

               SECTION 605. MONEY HELD IN TRUST. Except as provided in Section 402 and Section 1003, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

               SECTION 606.  COMPENSATION AND REIMBURSEMENT.  The Issuer agrees:

        (a) to pay to the Trustee from time to time such compensation as shall be agreed upon from time to time in writing for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

        (b) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense or disbursement as may be attributable to its negligence or willful misconduct; and

        (c) to fully indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, claims, damages or expenses (including reasonable legal fees and expenses) incurred without negligence or willful misconduct on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability (whether asserted by the Issuer, the Holders or any other Person) in connection with the exercise or performance of any of its powers or duties hereunder.

               When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(f) or Section 501(g), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

               As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium or Make-Whole Amount, if any) or interest or any Additional Amounts on particular Securities.

               The provisions of this Section shall survive the termination of this Indenture or the resignation or removal of the Trustee.

               SECTION 607. CORPORATE TRUSTEE REQUIRED ELIGIBILITY; CONFLICTING INTERESTS. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have or be wholly owned by an entity having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

               SECTION 608.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

               (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If any instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

               (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Issuer. If any instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after such removal, the removed Trustee may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

               (d) If at any time:

                      (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Issuer or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                      (2)    the Trustee shall cease to be eligible under
                             Section 607 and shall fail to resign after written request therefor by the Issuer or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                      (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (B) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Issuer, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders of Securities and accepted appointment in the manner provided in
Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

               (f) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

               SECTION 609.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

               (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee, an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon, payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

               (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine hereof, wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee's co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

               (c) Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

               (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

               SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

               SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or pursuant to Section 306 issued upon original issue, exchange, registration of transfer or partial redemption or repayment thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Issuer. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certification of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

               Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having or be wholly owned by an entity having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

               Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Corporation shall be otherwise eligible under this Section without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

               An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Issuer. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

               The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

               If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    (TRUSTEE)
                                   as Trustee



                                   By:
                                       -----------------------------------------
                                       as Authenticating Agent



                                   By:
                                       -----------------------------------------
                                       Authorized Signatory

               If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Issuer wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Issuer), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Issuer with respect to such series of Securities.

               SECTION 612. TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE ISSUER. Any application by the Trustee for written instructions from the Issuer may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Issuer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.


                                  ARTICLE SEVEN
                 HOLDERS' LIST AND REPORTS BY TRUSTEE AND ISSUER

               SECTION 701. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS. Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor an Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with TIA Section 312(c), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

               SECTION 702. REPORTS BY TRUSTEE. Upon qualification of this Indenture under the TIA:

               (a) Within 60 days after December 31 of each year commencing with the first December 31 following the first issuance of Securities pursuant to
Section 301, if required by Section 313(a) of the TIA, the Trustee shall transmit, pursuant to Section 313(c) of the TIA, a brief report dated as of such December 31 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding December 31 and the date of this Indenture.

               (b) The Trustee shall transmit the reports required by Section 313(a) of the TIA at the times specified therein.

               (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the TIA.

               SECTION 703. REPORTS BY ISSUER. Upon qualification of this Indenture under the TIA, the Issuer will, pursuant to TIA Section 314(a):

        (a) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

        (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

        (c) transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to
        Section 1010 and paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

        (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

               SECTION 704. ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Issuer will furnish or cause to be furnished to the Trustee:

               (a) semiannually, not later than 15 days after the Regular Record Date for interest of each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semiannually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

               (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

                                  ARTICLE EIGHT
                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

               SECTION 801. CONSOLIDATIONS AND MERGERS OF ISSUER AND SALES, LEASES AND CONVEYANCE PERMITTED SUBJECT TO CERTAIN CONDITIONS. The Issuer may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into, any other Corporation, provided that (a) the Issuer shall be the continuing Corporation, or the successor Corporation or its transferees or assignees of such assets (if other than the Issuer) formed by or resulting from any such consolidation or merger or which shall have received the transfer of such assets by lease (subject to the continuing obligations of Issuer set forth in Section 802) or otherwise, either directly or indirectly, shall expressly assume the due and punctual payment of the principal of (and premium or Make-Whole Amount, if any) and interest on all the Securities, and the due and punctual performance and observance of all of the covenants and conditions in this Indenture; (b) the successor Corporation formed by or resulting from any such consolidation or merger or which shall have received the transfer of assets pursuant to this Section 801 shall be a United States Corporation; and (c) immediately after giving effect to such transaction and treating any Debt which becomes an obligation of the Issuer or any Subsidiary as a result thereof as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become such an Event of Default, shall have occurred and be continuing.

               SECTION 802. RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor Corporation, such successor Corporation shall succeed to and be substituted for the Issuer with the same effect as if it had been named herein as the party of the first part, and the predecessor Corporation, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor Corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor Corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor Corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

               In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

               SECTION 803. OFFICERS' CERTIFICATE AND OPINION OF COUNSEL. Any consolidation, merger, sale, lease or conveyance permitted under Section 801 is also subject to the condition that the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor Corporation, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

               SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders of Securities, the Issuer, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (a) to evidence the succession of another Person to the Issuer or the addition of another Person and the assumption by any such successor or additional Person of the covenants of the Issuer herein and in the Securities; or

               (b) to add to the covenants of the Issuer for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer; or

               (c) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

               (d) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

               (e)    to secure the Securities; or

               (f) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

               (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

               (h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such provisions shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

               (i) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403, provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect; or

               (j) to add to or change any provisions of this Indenture to comply with any requirements of the Commission in connection with (i) qualification of the Indenture under the TIA and (ii) any registration of the Securities pursuant to the requirements of the Securities Act of 1933, as amended.

               SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

               (a) change the Stated Maturity of the principal of (or premium or Make-Whole Amount, if any, on) or any installment of principal of or interest on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any Additional Amounts payable in respect thereof, or any premium payable upon the redemption thereof, or change any obligation of the Issuer to pay Additional Amounts pursuant to Section 1012 (except as contemplated by Section 801(a) and permitted by Section 901(a)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which the principal of, any premium or interest on, or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be), or

               (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting, or

               (c) modify any of the provisions of this Section, Section 513 or
        Section 1013, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

               It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

               A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

               SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES. As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to TIA Section 315) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

               SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

               SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article following the qualification of the Indenture under the provisions of the TIA, shall conform to the requirements of the TIA as then in effect.

               SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article shall bear a notation as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

               SECTION 907. NOTICE OF SUPPLEMENTAL INDENTURES. Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Issuer shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE TEN
                                    COVENANTS

               SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM OR MAKE-WHOLE AMOUNT, IF ANY, INTEREST AND ADDITIONAL AMOUNTS. The Issuer covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium or Make-Whole Amount, if any) and interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities and this Indenture. Unless otherwise specified with respect to Securities of any series pursuant to Section 301, all payments of principal may be paid by wire transfer to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security. If so requested by the Holder, the Trustee may make payments of principal by check.

               SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY. If Securities of a series are issuable only as Registered Securities, the Issuer shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served, provided, however, that if the Securities of that series are listed on the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Issuer will maintain a Paying Agent for the Securities of that series in Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands, and the Issuer hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

               The Issuer may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations, provided, however, that no such designations or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 301 with respect to a series of Securities, the Issuer hereby designates as a Place of Payment for each series of Securities the office or agency of the Issuer in the Borough of Manhattan, New York City, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

               Unless otherwise specified with respect to any Securities pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign

Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then the Issuer will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent and will notify the Trustee in writing of any such appointment or any subsequent appointment.

               SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If the Issuer shall at any time act as its own Paying Agent with respect to any series of any Securities, it will, on or before each due date of the principal of (and premium or Make-Whole Amount, if any), or interest on or Additional Amounts in respect of, any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

               Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it will, before each due date of the principal of (and premium or Make-Whole Amount, if any), or interest on or Additional Amounts in respect of, any Securities of that series, deposit with a Paying Agent by 10:00 a.m. a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

               The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

        (1) hold all sums held by it for the payment of principal of (and premium or Make-Whole Amount, if any) or interest on Securities or Additional Amounts in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

        (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities) in the making of any such payment of principal (and premium or Make-Whole Amount, if any) or interest or Additional Amounts; and

        (3) at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

               The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

               Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of (and premium or Make-Whole Amount, if any) or interest on, or any Additional Amounts in respect of, any Security of any series and remaining unclaimed for two years after such principal (and premium or Make-Whole Amount, if any), interest or Additional Amounts have become due and payable shall be paid to the Issuer upon Issuer Request or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment of such principal of (and premium or Make-Whole Amount, if any) or interest on, or any Additional Amounts in respect of, any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

               SECTION 1004.  LIMITATIONS ON INCURRENCE OF DEBT.

               (a) The Issuer will not, and will not permit any Subsidiary to, incur any Debt other than Intercompany Debt, if, immediately after giving effect to the incurrence of such additional Debt and the application of the net proceeds thereof, the aggregate principal amount of all outstanding Debt of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) Total Assets as of the end of the fiscal quarter covered in the Issuer's most recent quarterly or annual financial statements, as the case may be, most recently required to be delivered to the Holders pursuant to Section 1010, prior to the incurrence of such additional Debt and (ii) the increase or decrease in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets resulting from the incurrence of such additional Debt (such increase or decrease together with the Total Assets is referred to as the "Adjusted Total Assets"); and

               (b) The Issuer will not, and will not permit any Subsidiary to, incur any Secured Debt of the Issuer or any Subsidiary if, immediately after giving effect to the incurrence of such additional Secured Debt and the application of the net proceeds thereof, the aggregate principal amount of all outstanding Secured Debt of the Issuer and its Subsidiaries determined on a consolidated basis in accordance with GAAP is greater than 40% of the Adjusted Total Assets; and

               (c) The Issuer will not, and will not permit any Subsidiary to, incur any Debt other than Intercompany Debt, if the ratio of the Consolidated Income Available for Debt Service to the Annual Debt Service Charge for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred shall have been less than 1.5 to 1 on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the net proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred by the Issuer or its Subsidiaries since the first day of such four-quarter period, which was outstanding at the end of such period, had been incurred at the beginning of such period and continued to be outstanding throughout such period, and the application of the proceeds of such Debt, including to refinance other Debt, had occurred at the beginning of such period,
        (ii) the repayment or retirement of any other Debt by the Issuer or its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in determining the amount of Debt so repaid or retired, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), (iii) in the case of Acquired Indebtedness or Debt incurred in connection with any acquisition since the first day of the four-quarter period, the related acquisition had occurred as of the first day of the period with the appropriate adjustments with respect to the acquisition being included in the pro forma calculation, and (iv) in the case of any increase or decrease in Total Assets, or any other acquisition or disposition by the Issuer or any Subsidiary of any asset or group of assets, since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such increase, decrease, or other acquisition or disposition or any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments to revenues, expenses and Debt levels with respect to such increase, decrease or other acquisition or disposition being included in such pro forma calculation; and

               (d) The Issuer will at all times maintain Total Unencumbered Assets of not less than 150% of the aggregate outstanding principal amount of all outstanding Unsecured Debt of the Issuer and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

               SECTION 1005.  [INTENTIONALLY OMITTED].

               SECTION 1006. EXISTENCE. Subject to Article Eight, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises; provided, however, that the Issuer shall not be required to preserve any right or franchise if the Board of Directors of the General Partner shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.

               SECTION 1007. MAINTENANCE OF PROPERTIES. The Issuer will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the Issuer and its Subsidiaries shall not be prevented from selling or otherwise disposing of for value any of such properties in the ordinary course of business.

               SECTION 1008. INSURANCE. The Issuer will, and will cause each of its Subsidiaries to, keep in force upon all of its properties and operations insurance policies carried with responsible companies in customary amounts and covering customary risks in accordance with prevailing market conditions and availability.

               SECTION 1009. PAYMENT OF TAXES AND OTHER CLAIMS. The Issuer will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Issuer or any Subsidiary, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer or any Subsidiary; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings or for which the Issuer has set apart and maintains an adequate reserve in accordance with GAAP.

               SECTION 1010. PROVISION OF FINANCIAL INFORMATION. Whether or not the Issuer is subject to Section 13 or 15(d) of the Exchange Act, and for so long as any Securities are outstanding, the Issuer will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13 or 15(d) (the "Financial Statements") if the Issuer were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so subject.

               The Issuer will also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, copies of the annual reports and quarterly reports which the Issuer would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Issuer were subject to such Sections, and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Issuer were subject to such Sections, and (y) if filing such documents by the Issuer with the Commission is not made under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

               Once the Issuer becomes subject to the Exchange Act, the quarterly and annual consolidated financial statements referred to above will be deemed to refer to the Issuer's quarterly reports on Form 10-Q, annual reports on Form 10-K or current reports on Form 8-K, respectively.

               SECTION 1011. STATEMENT AS TO COMPLIANCE. The Issuer shall deliver to the Trustee, within 120 days after the end of each fiscal year (which is currently December 31), a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the General Partner acting in its capacity as the sole general partner of the Issuer, stating that:

               (a) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under his or her supervision, and

               (b) to the best of his or her knowledge, based on such review,
(i) the Issuer has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (ii) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

               SECTION 1012. ADDITIONAL AMOUNTS. If any Securities of a series provide for the payment of Additional Amounts, the Issuer will pay to the Holder of any Security of such series Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context except in the case of Section 502(a), the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to
Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

               Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Issuer shall furnish to the Trustee and the Paying Agent, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series and the Issuer will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. If the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series without withholding or deductions until otherwise advised. The Issuer covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them or in reliance on any Officers' Certificate furnished pursuant to this Section or in reliance on the Issuer's not furnishing such an Officers' Certificate.

               SECTION 1013. WAIVER OF CERTAIN COVENANTS. The Issuer may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1011, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities of each series affected by such omission, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

               SECTION 1014. DELIVERY OF CERTAIN INFORMATION. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security, the Issuer will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder, or to a prospective purchaser of any such Security designated by any such Holder, as the case may be, to the extent required to permit compliance by such Holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such Security; provided, however, that the Issuer shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of (i) the date such a Security (or any such predecessor security) was last acquired from the Issuer or (ii) the date such a Security (or any such predecessor security) was last acquired from an "affiliate" of the Issuer within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

               SECTION 1015. OFFICERS' CERTIFICATE AS TO AN EVENT OF DEFAULT. The Issuer shall deliver to the Trustee, as soon as possible and in any event within five days after the Issuer becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Issuer proposes to take with respect thereto.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

               SECTION 1101. APPLICABILITY OF ARTICLE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

               SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Issuer to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Issuer of less than all of the Securities of any series, the Issuer shall, at least 45 days prior to the giving of notice of redemption in Section 1104 (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, the Record Date for such redemption and of the principal amount of Securities of such series to be redeemed (including the "CUSIP" numbers relating thereto). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

               SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities of any series issued on the same day with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

               The Trustee shall promptly notify the Issuer and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

               For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

               SECTION 1104. NOTICE OF REDEMPTION. Notice of redemption shall be given in the manner provided in Section 106, not less than 30 days nor more than 60 days prior to the Redemption Date as is consented to by the Trustee (such consent not to be unreasonably withheld), unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed. Failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof. Any notice that is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder; receives the notice.

               All notices of redemption shall state:

               (a)    the Redemption Date;

               (b) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any, and Additional Amounts, if any,

               (c) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

               (d) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

               (e) that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date,

               (f) the Place or Places of Payment where such Securities maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

               (g) that the redemption is for a sinking fund, if such is the case,

               (h) the CUSIP number or the Euroclear or Clearstream reference numbers of such Security, if any (provided that the notice may contain a disclaimer as to the accuracy of such numbers), and

               (i) if applicable, that a Holder of Securities who desires to convert Securities for redemption must satisfy the requirements for conversion contained in such Securities, the then existing conversion price or rate, and the date and time when the option to convert shall expire.

               Notice of redemption of Securities to be redeemed shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

               SECTION 1105. DEPOSIT OF REDEMPTION PRICE. At least one Business Day prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay

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

on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and Additional Amounts with respect thereto, all the Securities or portions thereof which are to be redeemed on that date.

               SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for redemption; in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest and Additional Amounts, if any, to the Redemption Date. Installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

               If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium or Make-Whole Amount, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

               SECTION 1107. SECURITIES REDEEMED IN PART. Any Registered Security which is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Registered Security or Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Issuer shall execute, and the Trustee shall authenticate and deliver to the depositary for such Security in global form as shall be specified in the Issuer Order to the Trustee with respect thereto, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

               SECTION 1201. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

               The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be

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

applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

               SECTION 1202. SATISFACTION OF SINKING FUND PAYMENT WITH SECURITIES. The Issuer may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (1) deliver Outstanding Securities of such series (other than any Securities previously called for redemption) and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, or which have otherwise been acquired by the Issuer; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

               SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Issuer shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN
                       REPAYMENT AT THE OPTION OF HOLDERS

               SECTION 1301. APPLICABILITY OF ARTICLE. Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article.

               SECTION 1302. REPAYMENT OF SECURITIES. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Issuer covenants that at least one Business Day prior to the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as

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

otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

               SECTION 1303. EXERCISE OF OPTION. Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Issuer shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (1) the Security so providing for such repayment together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder (or by the Holder's attorney duly authorized in writing) or (2) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, however, that such telegram, telex, facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denominations for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified on the "Option to Elect Repayment" form. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Issuer.

               SECTION 1304. WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Issuer on the Repayment Date therein specified, and on and after such Repayment Date (unless the Issuer shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for repayment in accordance with such provisions maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Issuer, together with accrued interest, if any, to the Repayment Date. In the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Issuer shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

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

               If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon, accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of, interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

               SECTION 1305. SECURITIES REPAID IN PART. Upon surrender of any Registered Security which is to be repaid in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Issuer, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                ARTICLE FOURTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

               SECTION 1401. APPLICABILITY OF ARTICLE; ISSUER'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. If, pursuant to Section 301, provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 1402 or (b) covenant defeasance of the Securities of or within a series under Section 1403, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and the Issuer may at its option by Board Resolution, at any time, with respect to such Securities elect to have Section 1402 (if applicable) or Section 1403 (if applicable) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article.

               SECTION 1402. DEFEASANCE AND DISCHARGE. Upon the Issuer's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Issuer shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all of its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments prepared by the Issuer acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, on such Securities when such payments are due and any right of such Holder to exchange such Securities for other Securities, (B) the Issuer's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by
Section 1012 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 1404 below), (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article Fourteen, the Issuer may exercise its option under this

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

Section notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities.

               SECTION 1403. COVENANT DEFEASANCE. Upon the Issuer's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Issuer shall be released from its obligations under Sections 1004 to 1011, inclusive, and, if specified pursuant to Section 301, its obligations under any other covenant, with respect to such Outstanding Securities on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(d) or 501(h) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

               SECTION 1404. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of Section 1402 or Section 1403 to any Outstanding Securities of or within a series:

               (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (1) an amount in such currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities (determined on the basis of the currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium or Make-Whole Amount, if any) and interest, if any, on such Securities, money in an amount, or (3) a combination thereof, any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof at the expense of the Issuer and addressed and delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium or Make-Whole Amount, if any) and interest, if any, on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

               (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer is a party or by which it is bound.

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

               (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

               (d) In the case of an election under Section 1402, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

               (e) In the case of an election under Section 1403, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

               (f) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under
Section 1403 (as the case may be) have been complied with.

               (g) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Issuer in connection therewith pursuant to Section 301.

               SECTION 1405. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of any Outstanding Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium or Make-Whole Amount, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

               Unless otherwise specified with respect to any Security pursuant to Section 301, in or pursuant to this Indenture or any Security if, after a deposit referred to in Section 1404(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to
Section 1404(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to
Section 1404(a) has been made, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium or Make-Whole Amount, if any), and interest, if any, on and Additional Amounts, if any, with respect to such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on the applicable market exchange rate for such currency or currency unit in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

               The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposit pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

               Anything in this Article to the contrary notwithstanding, subject to Section 606, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof addressed and delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.

                                 ARTICLE FIFTEEN
                        MEETINGS OF HOLDERS OF SECURITIES

               SECTION 1501. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

               SECTION 1502.  CALL, NOTICE AND PLACE OF MEETINGS.

               (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, New York City, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

               (b) In case at any time the Issuer, pursuant to a Board Resolution, or any Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, New York City, or in London for

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such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

               SECTION 1503. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or
(2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

               SECTION 1504. QUORUM; ACTION. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at the reconvening of any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need to be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjournment meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

               Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities represented at such meeting; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

               Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

               Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

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

               (a) there shall be no minimum quorum requirement for such meeting; and

               (b) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

               SECTION 1505. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

               (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations not inconsistent with this Indenture as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

               (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been canceled by the Issuer or by Holders of Securities as provided in Section 1502(b), in which case the Issuer or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

               (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

               (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

               SECTION 1506. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and identification numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any Series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

               SECTION 1507. EVIDENCE OF ACTION TAKEN BY HOLDERS. Any request, demand, authorization, direction, notice consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof and execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Article Six) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

               SECTION 1508. PROOF OF EXECUTION OF INSTRUMENTS. Subject to Article Six, the execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

                                 ARTICLE SIXTEEN
                        SECURITIES IN FOREIGN CURRENCIES

        SECTION 1601. APPLICABILITY OF ARTICLE. Whenever this Indenture provides for (a) any action by, or the determination of any of the rights of Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or (b) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights for distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Issuer shall specify in a written notice to the Trustee.

                                    * * * * *

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                    ARDEN REALTY LIMITED PARTNERSHIP

                                     By:  Arden Realty, Inc., as General Partner


                                         By: /s/ DIANA M. LAING
                                             -----------------------------------
                                             Name:  Diana M. Laing
                                             Title: Executive Vice President
                                                    and Chief Financial Officer


        Attest:

        /s/ RICHARD S. DAVIS
        -------------------------
        Title: Senior Vice President
               and Chief Accounting
               Officer

                                     THE BANK OF NEW YORK, as Trustee


                                          By: /s/ JOANN MANIERI
                                              ----------------------------------
                                              Name:  JoAnn Manieri
                                              Title: Assistant Vice President

        STATE OF _______________    )
                                    )       ss:
        COUNTY OF _____________     )


        On the _____ day of ____________, 2000, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is ______ ___________________________________ of ARDEN REALTY, INC., the
general partner of ARDEN REALTY LIMITED PARTNERSHIP, one of the parties described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors.

{Notarial Seal}



                                  _______________________________________
                                  Notary Public
                                  COMMISSION EXPIRES

                                    EXHIBIT A

                             FORMS OF CERTIFICATION


                                   EXHIBIT A-1

      FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE

                                   CERTIFICATE

     {Insert title or sufficient description of Securities to be delivered}

        This is to certify that, as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate the income of which is subject to United States federal income taxation regardless of its source, or any trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust ("United States person(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to a "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise Arden Realty Limited Partnership or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

        As used herein, "United States" means the United States of America (including the States and the District of Columbia), and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

        We undertake to advise your promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

        This certificate excepts and does not relate to U.S. $ ____ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

        We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Dated: _____________________________________ , 20__
(To be dated no earlier than the 15th day prior to (i) the Exchange Date or (ii) the relevant
Interest Payment Date occurring prior to the Exchange Date, as applicable)


                                         (Name of Person Making Certification)



                                         _______________________________________
                                         (Authorized Signatory)
                                         Name:
                                         Title:

                                   EXHIBIT A-2

                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                  AND CLEARSTREAM S.A.A IN CONNECTION WITH THE
                      EXCHANGE OF A PORTION OF A TEMPORARY
                      GLOBAL SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE

                                   CERTIFICATE

     {Insert title or sufficient description of Securities to be delivered}

        This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, {U.S.} ____________________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate the income of which is subject to United States Federal income taxation regardless of its source, or any trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in the U.S. Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise Arden Realty Limited Partnership or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, to the further effect, that financial institutions described in clause
(iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

        As used herein "United States" means the United States of America (including the States and the District of Columbia), and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

        We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

        We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: ______________________________________ , 20__
(To be dated no earlier than the Exchange
Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable)


                                             {Morgan Guaranty Trust Company of
                                             New York, Brussels Office}, as
                                             Operator of the Euroclear System
                                             {Clearstream}



                                            By: ________________________________